                    AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT

         THIS AMENDMENT NO. 2 TO DISTRIBUTION AGREEMENT is made as of the 20th day of November, 2000, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such
Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and American Century Investment Services, Inc.
("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

         WHEREAS, the Issuers and Distributor are parties to a certain
Distribution Agreement dated March 13, 2000, as amended by Amendment No. 1 dated
June 1, 2000 (the "Distribution Agreement"); and

         WHEREAS, several of the Issuers have added a C class of shares; and

         WHEREAS, a new Issuer, American Century Variable Portfolios II, Inc.,
has been formed and desires to become a party to the Distribution Agreement for the distribution of the series it offers, VP Prime Money Market Fund; and

         WHEREAS, American Century Target Maturities Trust has added a new series, Target 2030 Fund; and

         WHEREAS, the parties desire to amend the Distribution Agreement to add the new issuer and series and multiple classes.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The new issuer, series and classes are hereby added as parties to the Distribution Agreement.

         2. Schedules A, B and E to the Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B and E attached hereto.

         3. The following is added as a new Section 2.c. to the Distribution
Agreement:

                  "c. C Class Shares. For the services provided and expenses incurred by Distributor as described in SECTION 2 AND SECTION
                  3 of the Master Distribution and Individual Shareholder
                  Services Plan adopted by the Board with respect to the C Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds."

         4. The following is added as a new Section 3.c. to the Distribution
Agreement:

                  "c. Distributor or one of its affiliates or designees shall pay all expenses incurred by it in connection with the
                  performance of its distribution duties hereunder and under the
                  Master Distribution and Individual Shareholder Services Plan,
                  dated as of September 16, 2000, to be effective as of May 1,
                  2001, with respect to the C Class of the Funds' shares,
                  including, but not limited to (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class shares
                  pursuant to Selling Agreements; (B) compensation to registered representatives or other employees of Distributor who engage in or support distribution of the Funds' C Class shares; (C)
                  compensation to, and expenses (including overhead and
                  telephone expenses) of, Distributor; (D) the printing of
                  prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
                  (G) the providing of facilities to answer questions from
                  prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of
                  Fund shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J)
                  the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of
                  transactional compensation or promotional incentives; (L)
                  profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
                  Association of Securities Dealers, Inc.; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this
                  Agreement and in accordance with Rule 12b-1 of the 1940 Act."

         5. Section 3.c. of the Distribution Agreement is hereby renumbered as
Section 3.d., and the first phrase is restated as follows:

                  "In addition to paying the above expenses with respect to the
                  Advisor Class, Service Class and C Class,"

         6. Section 11 of the Distribution Agreement is hereby amended by adding a reference to "SCHEDULE F" to the lists of schedules. SCHEDULE F, the list of C
Class funds attached hereto, is hereby incorporated into the Distribution
Agreement.

         7. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by this Amendment
No. 2.

         8. In the event of a conflict between the terms of this Amendment No. 2 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 2 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution
Agreement have not been amended by this Amendment No. 2, the parties hereby confirm and ratify the Distribution Agreement.

         9. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

                                    AMERICAN CENTURY INVESTMENT SERVICES, INC.

                                    By:   /s/ David C. Tucker
                                    Name: David C. Tucker
                                    Title:  Senior Vice President

                                    AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY MUNICIPAL TRUST
                                    AMERICAN CENTURY MUTUAL FUNDS, INC.
                                    AMERICAN CENTURY PREMIUM RESERVES, INC.
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY STRATEGIC ASSET
                                        ALLOCATIONS, INC.
                                    AMERICAN CENTURY TARGET MATURITIES TRUST
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                                    AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                    By:   /s/ Charles A. Etherington
                                    Name:   Charles A. Etherington
                                    Title:  Vice President

                                   SCHEDULE A

                      COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
    MUNICIPAL FUNDS
>>       California Municipal Money Market Fund               March 12, 2000
>>       California High-Yield Municipal Fund                 March 12, 2000
>>       California Tax-Free Money Market Fund                March 12, 2000
>>       California Limited-Term Tax-Free Fund                March 12, 2000
>>       California Intermediate-Term Tax-Free Fund           March 12, 2000
>>       California Long-Term Tax-Free Fund                   March 12, 2000
>>       California Insured Tax-Free Fund                     March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 12, 2000
>>       Real Estate Fund                                     March 12, 2000
>>       Value Fund                                           March 12, 2000
>>       Small Cap Value Fund                                 March 12, 2000
>>       Equity Index Fund                                    March 12, 2000
>>       Large Cap Value Fund                                 March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                             March 12, 2000
>>       Intermediate-Term Treasury Fund                      March 12, 2000
>>       Long-Term Treasury Fund                              March 12, 2000
>>       Government Agency Money Market Fund                  March 12, 2000
>>       Short-Term Government Fund                           March 12, 2000
>>       GNMA Fund                                            March 12, 2000
>>       Inflation-Adjusted Treasury Fund                     March 12, 2000
>>       Capital Preservation Fund                            March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              March 12, 2000

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund             March 12, 2000
>>       Florida Municipal Money Market Fund                  March 12, 2000
>>       Florida Intermediate-Term Municipal Fund             March 12, 2000
>>       Tax-Free Money Market Fund                           March 12, 2000
>>       Intermediate-Term Tax-Free Fund                      March 12, 2000
>>       Long-Term Tax-Free Fund                              March 12, 2000
>>       Limited-Term Tax-Free Fund                           March 12, 2000
>>       High-Yield Municipal Fund                            March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 12, 2000
>>       Growth Fund                                          March 12, 2000
>>       Heritage Fund                                        March 12, 2000
>>       Intermediate-Term Bond Fund                          March 12, 2000
>>       Limited-Term Bond Fund                               March 12, 2000
>>       Bond Fund                                            March 12, 2000
>>       Select Fund                                          March 12, 2000
>>       Ultra Fund                                           March 12, 2000
>>       Vista Fund                                           March 12, 2000
>>       Giftrust Fund                                        March 12, 2000
>>       New Opportunities Fund                               March 12, 2000
>>       High-Yield Fund                                      March 12, 2000
>>       Tax-Managed Value Fund                               March 12, 2000
>>       Veedot Fund                                          March 12, 2000
>>       Veedot Large-Cap Fund                                March 12, 2000

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                      March 12, 2000
>>       Premium Capital Reserve Fund                         March 12, 2000
>>       Premium Managed Bond Fund                            March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                   March 12, 2000
>>       Income & Growth Fund                                 March 12, 2000
>>       Global Gold Fund                                     March 12, 2000
>>       Global Natural Resources Fund                        March 12, 2000
>>       Utilities Fund                                       March 12, 2000
>>       Small Cap Quantitative Fund                          March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET
    ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                March 12, 2000
>>       Strategic Allocation: Conservative Fund              March 12, 2000
>>       Strategic Allocation: Moderate     Fund              March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund                                     March 12, 2000
>>       Target 2005 Fund                                     March 12, 2000
>>       Target 2010 Fund                                     March 12, 2000
>>       Target 2015 Fund                                     March 12, 2000
>>       Target 2020 Fund                                     March 12, 2000
>>       Target 2025 Fund                                     March 12, 2000
>>       Target 2030 Fund                                     December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                    March 12, 2000
>>       VP Balanced Fund                                     March 12, 2000
>>       VP Capital Appreciation Fund                         March 12, 2000
>>       VP International Fund                                March 12, 2000
>>       VP Income & Growth Fund                              March 12, 2000
>>       VP Value Fund                                        March 12, 2000
>>       VP Equity Index Fund                                 December 1, 2000
>>       VP Growth Fund                                       December 1, 2000
>>       VP Ultra Fund                                        December 1, 2000
>>       VP Vista Fund                                        December 1, 2000
>>       VP Global Growth Fund                                December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                           December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 12, 2000
>>       International Growth Fund                            March 12, 2000
>>       International Discovery Fund                         March 12, 2000
>>       Global Growth Fund                                   March 12, 2000
>>       Life Sciences Fund                                   June 1, 2000
>>       Technology Fund                                      June 1, 2000

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California Municipal Money Market Fund               March 12, 2000
>>       California High-Yield Municipal Fund1                March 12, 2000
>>       California Tax-Free Money Market Fund                March 12, 2000
>>       California Limited-Term Tax-Free Fund                March 12, 2000
>>       California Intermediate-Term Tax-Free Fund           March 12, 2000
>>       California Long-Term Tax-Free Fund                   March 12, 2000
>>       California Insured Tax-Free Fund                     March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund1                                  March 12, 2000
>>       Real Estate Fund1                                    March 12, 2000
>>       Value Fund1                                          March 12, 2000
>>       Small Cap Value Fund1                                March 12, 2000
>>       Equity Index Fund1                                   March 12, 2000
>>       Large Cap Value Fund1                                March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund1                            March 12, 2000
>>       Intermediate-Term Treasury Fund1                     March 12, 2000
>>       Long-Term Treasury Fund1                             March 12, 2000
>>       Government Agency Money Market Fund1                 March 12, 2000
>>       Short-Term Government Fund1                          March 12, 2000
>>       GNMA Fund1                                           March 12, 2000
>>       Inflation-Adjusted Treasury Fund1                    March 12, 2000
>>       Capital Preservation Fund                            March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund1                             March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund1                             March 12, 2000

----------
(1)Multiple Classes of Shares

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund             March 12, 2000
>>       Florida Municipal Money Market Fund                  March 12, 2000
>>       Florida Intermediate-Term Municipal Fund             March 12, 2000
>>       Tax-Free Money Market Fund                           March 12, 2000
>>       Intermediate-Term Tax-Free Fund                      March 12, 2000
>>       Long-Term Tax-Free Fund                              March 12, 2000
>>       Limited-Term Tax-Free Fund                           March 12, 2000
>>       High-Yield Municipal Fund                            March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund1                                       March 12, 2000
>>       Growth Fund1                                         March 12, 2000
>>       Heritage Fund1                                       March 12, 2000
>>       Intermediate-Term Bond Fund1                         March 12, 2000
>>       Limited-Term Bond Fund1                              March 12, 2000
>>       Bond Fund1                                           March 12, 2000
>>       Select Fund1                                         March 12, 2000
>>       Ultra Fund1                                          March 12, 2000
>>       Vista Fund1                                          March 12, 2000
>>       Giftrust                                             March 12, 2000
>>       High-Yield Fund                                      March 12, 2000
>>       Tax-Managed Value Fund                               March 12, 2000
>>       Veedot Fund                                          March 12, 2000
>>       Veedot Large-Cap Fund                                March 12, 2000

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>       Premium Government Reserve Fund                      March 12, 2000
>>       Premium Capital Reserve Fund                         March 12, 2000
>>       Premium Bond Fund                                    March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund1                                  March 12, 2000
>>       Income & Growth Fund1                                March 12, 2000
>>       Global Gold Fund1                                    March 12, 2000
>>       Global Natural Resources Fund1                       March 12, 2000
>>       Utilities Fund1                                      March 12, 2000
>>       Small Cap Quantitative Fund1                         March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive1                    March 12, 2000
>>       Strategic Allocation: Conservative1                  March 12, 2000
>>       Strategic Allocation: Moderate1                      March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund1                                    March 12, 2000
>>       Target 2005 Fund1                                    March 12, 2000
>>       Target 2010 Fund1                                    March 12, 2000
>>       Target 2015 Fund1                                    March 12, 2000
>>       Target 2020 Fund1                                    March 12, 2000
>>       Target 2025 Fund1                                    March 12, 2000
>>       Target 2030 Fund1                                    December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Advantage Fund                                    March 12, 2000
>>       VP Balanced Fund                                     March 12, 2000
>>       VP Capital Appreciation Fund                         March 12, 2000
>>       VP International Fund                                March 12, 2000
>>       VP Income & Growth Fund                              March 12, 2000
>>       VP Value Fund                                        March 12, 2000
>>       VP Equity Index Fund                                 December 1, 2000
>>       VP Growth Fund                                       December 1, 2000
>>       VP Ultra Fund                                        December 1, 2000
>>       VP Vista Fund                                        December 1, 2000
>>       VP Global Growth Fund                                December 1, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Prime Money Market Fund                           December 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund1                               March 12, 2000
>>       International Growth Fund1                           March 12, 2000
>>       International Discovery Fund1                        March 12, 2000
>>       Global Growth Fund1                                  March 12, 2000
>>       Life Sciences1                                       June 1, 2000
>>       Technology Fund1                                     June 1, 2000

                                   SCHEDULE E

                               ADVISOR CLASS FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   March 12, 2000
>>       Value Fund                                           March 12, 2000
>>       Real Estate Fund                                     March 12, 2000
>>       Small Cap Value Fund                                 March 12, 2000
>>       Large Cap Value Fund                                 March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Short-Term Treasury Fund                             March 12, 2000
>>       Intermediate-Term Treasury Fund                      March 12, 2000
>>       Long-Term Treasury Fund                              March 12, 2000
>>       Government Agency Money Market Fund                  March 12, 2000
>>       Short-Term Government Fund                           March 12, 2000
>>       GNMA Fund                                            March 12, 2000
>>       Inflation-Adjusted Treasury Fund                     March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                              March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                        March 12, 2000
>>       Growth Fund                                          March 12, 2000
>>       Heritage Fund                                        March 12, 2000
>>       Intermediate-Term Bond Fund                          March 12, 2000
>>       Limited-Term Bond Fund                               March 12, 2000
>>       Bond Fund                                            March 12, 2000
>>       Select Fund                                          March 12, 2000
>>       Ultra Fund                                           March 12, 2000
>>       Vista Fund                                           March 12, 2000
>>       High-Yield Fund                                      March 12, 2000
>>       Tax-Managed Value Fund                               March 12, 2000
>>       Veedot Fund                                          March 12, 2000
>>       Veedot Large-Cap Fund                                March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                   March 12, 2000
>>       Income & Growth Fund                                 March 12, 2000
>>       Global Gold Fund                                     March 12, 2000
>>       Global Natural Resources Fund                        March 12, 2000
>>       Utilities Fund                                       March 12, 2000
>>       Small Cap Quantitative Fund                          March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive                     March 12, 2000
>>       Strategic Allocation: Conservative                   March 12, 2000
>>       Strategic Allocation: Moderate                       March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2000 Fund                                     March 12, 2000
>>       Target 2005 Fund                                     March 12, 2000
>>       Target 2010 Fund                                     March 12, 2000
>>       Target 2015 Fund                                     March 12, 2000
>>       Target 2020 Fund                                     March 12, 2000
>>       Target 2025 Fund                                     March 12, 2000
>>       Target 2030 Fund                                     December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                March 12, 2000
>>       International Growth Fund                            March 12, 2000
>>       International Discovery Fund                         March 12, 2000
>>       Global Growth Fund                                   March 12, 2000
>>       Life Sciences Fund                                   June 1, 2000
>>       Technology Fund                                      June 1, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              March 12, 2000

                                   SCHEDULE F

                                  C CLASS FUNDS
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE
AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                 May 1, 2001
>>       California Insured Tax-Free Fund                     May 1, 2001
>>       California Intermediate-Term Tax-Free Fund           May 1, 2001
>>       California Long-Term Tax-Free Fund                   May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                   May 1, 2001
>>       Value Fund                                           May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       GNMA Fund                                            May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                              May 1, 2001

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Intermediate-Term Municipal Fund             May 1, 2001
>>       Florida Intermediate-Term Municipal Fund             May 1, 2001
>>       High-Yield Municipal Fund                            May 1, 2001
>>       Intermediate-Term Tax-Free Fund                      May 1, 2001

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                          May 1, 2001
>>       Ultra Fund                                           May 1, 2001
>>       Vista Fund                                           May 1, 2001
>>       High-Yield Fund                                      May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       Equity Growth Fund                                   May 1, 2001
>>       Income & Growth Fund                                 May 1, 2001

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive                    May 1, 2001
>>       Strategic Allocation:  Moderate                      May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2030 Fund                                     May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                            May 1, 2001
>>       Global Growth Fund                                   May 1, 2001
>>       Life Sciences                                        May 1, 2001
>>       Technology Fund                                      May 1, 2001